                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 1, 2004


                       Cabot Microelectronics Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    000-30205                 36-4324765
----------------------------      ------------------------       ---------------
(State or other jurisdiction      (Commission File Number)        (IRS Employer
      of incorporation)                                          Identification)


                    870 Commons Drive, Aurora, Illinois 60504
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                           The following exhibits are filed herewith:

                           99.1 Press release, dated July 1, 2004, entitled "Cabot Microelectronics Corporation Forms Strategic Alliance with NanoProducts Corporation."

Item 9.           Regulation FD Disclosure.

         On July 1, 2004, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Corporation Forms Strategic Alliance with NanoProducts Corporation," a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: July 1, 2004                By: /s/ WILLIAM S. JOHNSON
                                      ----------------------
                                      William S. Johnson
                                      Vice President and Chief Financial Officer
                                      [Principal Financial Officer]

                                INDEX TO EXHIBITS

Exhibit
Number              Title
-------             -----


99.1                Press release, dated July 1, 2004, entitled
                    "Cabot Microelectronics Corporation Forms Strategic Alliance with NanoProducts Corporation."